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                             FACULTATIVE OBLIGATORY
                      QUOTA SHARE RETROCESSIONAL AGREEMENT


                                     BETWEEN


                            PXRE REINSURANCE COMPANY

                                       AND

                              PXRE REINSURANCE LTD.






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FACULTATIVE OBLIGATORY QUOTA SHARE RETROCESSIONAL AGREEMENT, dated as of October 14, 1999 and effective as of October 1, 1999 (hereinafter referred to as the "Agreement"), between PXRE REINSURANCE LTD., a Bermuda company (hereinafter referred to as "Reinsurer"), and PXRE REINSURANCE COMPANY, a Connecticut corporation (hereinafter referred to as "Company").

                              W I T N E S S E T H :

WHEREAS, the Company and the Reinsurer wish to enter into a quota share retrocessional arrangement pursuant to which the Company will offer to cede to the Reinsurer, and the Reinsurer may assume from the Company, a quota share of the Company's liabilities arising from the Company's reinsurance business, upon the terms and subject to the conditions described below.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and of the mutual benefits herein provided, the parties hereto agree as follows:

                                    ARTICLE I

CLASSES OF BUSINESS REINSURED

This Agreement shall cover liability ceded under all Contracts written by the Company in the manner set forth in ARTICLE II - REINSURANCE CLAUSE and subject to the exclusions set forth in ARTICLE V - EXCLUSIONS. The terms "Contracts", "Contracts written by the Company" and "Contracts of the Company" shall mean any and all binders, policies, certificates, agreements and contracts of reinsurance and insurance in force on the effective date hereof or issued, renewed, accepted or held, covered provisionally or otherwise in the name of the Company on or after the effective date.

                                   ARTICLE II

REINSURANCE CLAUSE

Commencing with the effective date of this Agreement, the Company shall offer to cede to the Reinsurer the quota share ("Quota Share") set forth on the Quota Share Endorsement attached hereto of the Company's Net Retained Line on all Contracts coming within the scope of this Agreement. The Reinsurer shall have the right to accept or reject such cession offer in respect of any Contract (or all such Contracts), in its sole discretion, but shall be deemed to have accepted each Contract cession not rejected by notice given in writing to the Company promptly following receipt of






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underwriting detail in respect of the proposed Contract cession. Each Contract cession accepted (or deemed accepted) by the Reinsurer shall be deemed a Contract ceded to, and in force under, this Agreement. If this Agreement is renewed pursuant to Article III and the Parties desire to vary the Quota Share, the Parties shall execute a Quota Share Endorsement (substantially in the form of the Quota Share Endorsement attached hereto).

Limitations per reinsurance program, if any, on cessions to this Agreement shall also be as set forth on the Quota Share Endorsement.

Subject to the conditions of the following paragraph, the term "Net Retained Line" shall mean the amount of liability which the Company maintains per reinsurance program after deduction of liability ceded, if any, to any general or specific retrocessions to protect the Company and its quota share reinsurers (including, without limitation, the Reinsurer).

The term "reinsurance program" shall be defined as:

1. Treaty Underlying Reinsurance Program - The portion of a ceding company's program consisting of Pro Rata Treaties and/or Risk Excess of Loss Contracts involving one or more layers where appropriate, and subject to the same loss from an original insured.

2. Treaty Catastrophe Reinsurance Program - The portion of a ceding company's program consisting of Catastrophe Excess of Loss and/or Aggregate Excess of Loss Contracts involving one or more layers where appropriate.

                                   ARTICLE III

TERM AND CANCELLATION

This Agreement shall be effective from 12:01 a.m. Eastern Time, October 1, 1999 and shall be continuously in force until 11:59 p.m. Eastern Time, December 31, 2000 (the "Termination Date"). This Agreement shall automatically renew for a one year term at each subsequent December 31 unless either Party has given written notice to the other Party at least 90 days prior to December 31 of the subject year of its intention not to renew this Agreement. If this Agreement is so renewed, the "Termination Date" shall be the following December 31.

This Agreement may be terminated:

         (a) by the Company prior to the Termination Date by notice to the Reinsurer in the event that the Reinsurer's shareholders' equity (calculated under United States generally accepted accounting principles) shall have declined by 50% or more from the amount of such


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         shareholders' equity as at the previous December 31;

         (b) by the Company prior to the Termination Date upon:

                  (i) a material breach by the Reinsurer of its obligations under this Agreement (x) which breach has not been cured within ten (10) days following receipt by the Reinsurer of written notice of such breach or (y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach, or

                  (ii) the conviction of, or plea of nolo contendere by, the Reinsurer or any of its directors or executive officers ("Reinsurer Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against the Reinsurer or any of the Reinsurer Persons finding a common law fraud, or other unlawful conduct by the Reinsurer or any of the Reinsurer Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, the Company or any of its subsidiaries or affiliates; or

         (c) by the Reinsurer prior to the Termination Date upon:

                  (i) a material breach by the Company of its obligations under this Agreement (x) which breach has not been cured within ten
                  (10) days following receipt by the Company of written notice of such breach or (y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach, or

                  (ii) the conviction of, or plea of nolo contendere by, the Company or any of its directors or executive officers (the "Company Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against the Company or any of the Company Persons finding a common law fraud, or other unlawful conduct by the Company or any of the Company Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, the Reinsurer or any of its subsidiaries or affiliates.

The party desiring to terminate this Agreement pursuant to clause (a) through
(c) above shall give prompt written notice of such termination to the other party. No termination of this Agreement pursuant to clause (a) through (c) above by a party will relieve the other party from any liability for


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any breach of this Agreement or from the performance of any obligation due with respect to any period preceding such termination.

In the event of the termination of this Agreement, the Reinsurer shall remain liable for all cessions in force prior to the termination until the natural expiration date and final disposition of all losses and loss expenses occurring hereunder during the period of its participation, and any amounts due under this Agreement applicable to periods prior to termination (for whatever reason) shall remain due after such termination.

Notwithstanding the foregoing, in the event of a termination of this Agreement prior to its Termination Date as provided in clauses (a) or (b) above the Company may, at its option, reassume all reinsurances in force at such termination in which case the Reinsurer shall return to the Company the unearned premium reserve calculated as of such date less the related Commissions.

                                   ARTICLE IV

TERRITORY

This Agreement shall follow the territorial scope of the Contracts written by the Company.

                                    ARTICLE V

EXCLUSIONS

This Agreement shall be subject to the exclusions contained in the original Contracts of the Company.

                                   ARTICLE VI

ORIGINAL CONDITIONS

The true intent of this Agreement being that the Reinsurer shall follow the fortunes of the Company, all reinsurances hereunder shall be subject to the same rates, terms, conditions, waivers and modifications as the respective Contracts of the Company, and the Reinsurer shall be credited with its exact proportion of the original premium written by the Company, subject to the provisions of the second sentence of ARTICLE II hereof.


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                                   ARTICLE VII

PREMIUM AND COMMISSION

The Company shall keep a record of each and every Contract ceded to this Agreement and shall promptly cede to the Reinsurer its applicable Quota Share part of unearned premiums on the Contracts in force at the inception of this Agreement and, thereafter, the Company shall cede to the Reinsurer its applicable Quota Share part of all gross premiums written by the Company in respect of each and every Contract issued, renewed, accepted or held, covered provisionally or otherwise in the name of the Company on or after the effective date of this Agreement after deducting from such premiums any Return Premiums (as defined herein).

The Reinsurer shall allow the Company a commission on the Contracts ceded hereunder equal to the applicable Quota Share part of the actual acquisition cost paid by the Company in obtaining said Contracts ("Written Commission"). For purposes of this Agreement, actual acquisition cost shall mean original commission plus premium tax and any brokerage paid by the Company.

In addition, the Reinsurer shall allow the Company the following override commissions as an allowance for the Company's overhead expense ("Override Commission"; together with the Written Commission, the "Commissions"):

1. Casualty business: 1% of the applicable Quota Share part of all unearned premiums and gross premiums written in respect of Contracts ceded to this Agreement (after deducting Return Premiums) primarily involving such business.

2. All other business: 5% of the applicable Quota Share part of all unearned premiums and gross premiums written in respect of Contracts ceded to this Agreement (after deducting Return Premiums) primarily involving such business.

In addition to the Commissions paid the Company as set forth herein, the Reinsurer shall pay the Company in respect of each Period during which this Agreement is in effect a profit commission ("Profit Commission") allowance of 25% on the applicable Quota Share part of the net profits in respect of all Contracts ceded to this Agreement with respect to such Period. Notwithstanding that the term of this Agreement is for fifteen months, the Parties intend the Profit Commission to operate on a 3 Period block basis. If, with respect to the first or any subsequent 3 Period block, this Agreement is not renewed for a second annual term, the Profit Commission percentage shall be reduced from 25% to 10%. Similarly, if this Agreement is not renewed for a third annual term, the Profit Commission percentage shall be reduced from 25% to 15%. The Profit Commission shall be computed as follows:


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INCOME

1.       Premiums earned during the Period.

OUTGO

2.       Losses incurred during the Period.

3. Written Commission, brokerage and Override Commission plus deferred acquisition costs at the beginning of the Period less deferred acquisition costs at the end of the Period.

4.       Federal excise taxes ("FET") paid during the Period.

5. Allowances for Reinsurer's management expense equal to five percent (5%) of the premiums earned in (1) above.

The calculation of profit or loss shall be made by the Company within ninety
(90) days after the close of the applicable Period and any monies due shall be remitted forty-five (45) days thereafter; provided, however, that if this Agreement is renewed on the same or different terms beyond December 31, 2000 or the Company and the Reinsurer enter into any other retrocessional arrangement pursuant to which the Company offers to cede to the Reinsurer a share of the Company's liabilities arising from the Company's reinsurance contracts, then Profit Commission shall be calculated on a 3 Period block basis. The calculations of profit or loss for the first two Periods shall be deemed provisional and a final calculation for the entire 3 Period block shall be made at the end of the third Period. If the aggregate of the items under Outgo exceed the total of premiums earned as shown under Income (the amount of such excess, if any, hereinafter the "Deficit") for the 3 Period block, the amount of the Deficit shall be carried forward as a debit item in the calculation of income and outgo for the ensuing 3 Period blocks until the Deficit has been made good; provided, however, in no event shall any portion of any such Deficit otherwise be recoverable from the Company, whether on termination of this Agreement or otherwise. The first 3 Period block, if applicable, shall commence on October 1, 1999 and end on December 31, 2002.

For the purposes of this Agreement, the following definitions will apply:

(a) "Period" shall mean the actual time covered by each calculation of income and outgo as set forth in this Agreement. The first Period shall be the period October 1, 1999 through December 31, 2000 and, thereafter, each Period shall be an annual period from January 1 to December 31 unless this Agreement is terminated prior to such December 31 pursuant to ARTICLE III.

(b) "Premiums earned" shall mean the total of the net written premiums ceded to the Reinsurer during the Period less unearned premiums at the close of the Period, if any, plus unearned premiums


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at the beginning of the Period, if any.

(c) "Net written premiums" shall mean gross premiums written and ceded to the Reinsurer as recorded by the Company less any returns and/or cancellations also recorded.

(d) "Losses incurred" shall mean losses paid, plus loss adjustment expense paid, by the Reinsurer, less salvages or subrogations recovered, during the Period, plus loss and loss adjustment expenses outstanding (included IBNR) at the end of the Period, less loss and loss adjustment expenses (including IBNR) outstanding at the beginning of the Period, if any.

                                  ARTICLE VIII

REPORTS AND REMITTANCES

Within forty five (45) days after the close of each quarter, the Company will furnish the Reinsurer with a report summarizing the reported and estimated written premiums ceded less the related reported and estimated Commissions and FET, and less reported losses paid and reported loss adjustment expense paid, and the net balance (disregarding estimated items) due either party. In addition, the Company will furnish the Reinsurer a quarterly statement showing the total reserves for outstanding losses, loss adjustment expense, unearned premiums, Profit Commissions (if any) and such other information as may be required by the Reinsurer for completion of any reports or statements required to be filed with Bermuda or other applicable insurance regulatory authorities. Reinsurer agrees (i) to provide to the Company such information as may be reasonably requested from time to time by the Company which information is required by the Company to comply with any requests or requirements of applicable insurance regulatory authorities (including, without limitation, the Connecticut Insurance Department) and (ii) to take such other commercially reasonable actions as the Company shall request, which actions are necessary or desirable in order for the Company to comply with any applicable insurance regulatory requirements respecting its ability to take credit, or reduce its liabilities, by reason of the reinsurance cessions which are the subject of this Agreement.

The Reinsurer agrees that it will on its books and records maintain reserves for outstanding losses and loss adjustment expense (including IBNR) that are at least equal to the amounts set forth in the statements provided by the Company respecting the Contracts ceded to this Agreement.

Amounts due the Reinsurer by the Company will be remitted with the quarterly report. Amounts due the Company by the Reinsurer will be remitted within forty five (45) days following receipt of the report. Should payment due from the Reinsurer exceed $250,000 as respects any one loss, the Company may give the Reinsurer notice of payment made, or its intention to make payment, on a


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certain date. If the Company has paid the loss, payment will be made by the
Reinsurer immediately. If the Company intends to pay the loss by a certain date and has submitted a satisfactory proof of loss or similar document, payment will be due from the Reinsurer twenty four (24) hours prior to that date, provided the Reinsurer has a period of five (5) business days after receipt of said notice to dispatch the payment. Cash loss amounts specifically remitted by the Reinsurer as set forth herein will be credited to its next quarterly report in which such cash loss amounts are reported.

                                   ARTICLE IX

LOSSES AND LOSS ADJUSTMENT EXPENSES

All loss settlements (other than ex-gratia payments), whether under strict policy conditions or by way of compromise, shall be unconditionally binding upon the Reinsurer in the amount of its applicable Quota Share part thereof. The Reinsurer shall bear its applicable Quota Share part of all loss adjustment expenses incurred under the ceded Contracts.

In addition to indemnity amounts recoverable hereunder, the Reinsurer shall bear its proportionate share of all expenses incurred by the Company in the investigation, adjustment, appraisal or defense of all claims under policies reinsured hereunder (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss), and shall receive its proportionate share of any recoveries of such expenses.

                                    ARTICLE X

EXTRA CONTRACTUAL OBLIGATIONS

The Reinsurer shall be liable hereunder for its share of 100% of any loss to the Company in respect of Extra Contractual Obligations.

"Extra Contractual Obligations" are defined as those liabilities (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss) not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be


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deemed, in all circumstances, to be the date of the original loss. The time any amount is due from the Reinsurer hereunder shall be based upon the time the Company has made a payment to which these provisions relate.

For purposes of Extra Contractual Obligations coverage there shall be no recovery hereunder where the loss has been incurred due to or to the extent caused by fraud by a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or other organization or party involved in the presentation, defense or settlement of a claim on behalf of the Company.

                                   ARTICLE XI

JUDGMENTS IN EXCESS OF POLICY LIMITS

This Agreement shall protect the Company for the Reinsurer's share in connection with 100% of any loss in excess of the limit of its original policy, such loss in excess of the limit having been incurred because of failure by the Company to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement, or in the preparation of the defense, or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

However, this Article shall not apply where the loss has been incurred due to or to the extent caused by fraud by a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim.

For purposes of this Article the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss).

                                   ARTICLE XII

UNAUTHORIZED REINSURANCE

The obligations of the Reinsurer hereunder shall be secured by one or more trust accounts and/or by one or more clean, irrevocable and unconditional letters of credit, all as more fully described below. As regards Contracts issued by the Company coming within the scope of this Agreement, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for unearned premium and losses covered hereunder which it shall be required by


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law to set up, it will forward to the Reinsurer a statement showing the proportion of such reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees to fund such reserves in respect of unearned premium, known outstanding losses that have been reported to the Reinsurer and allocated loss adjustment expense relating thereto, losses and allocated loss adjustment expense paid by the Company but not recovered from the Reinsurer, plus reserves for losses incurred but not reported, as shown in the statement prepared by the Company (hereinafter referred to as "Obligations") by funds withheld, cash advances, a reinsurance trust account or a letter of credit. The Reinsurer shall have the option of determining the method of funding provided it is acceptable to the Connecticut Insurance Department and any other insurance regulatory authorities having jurisdiction over the Company's reserves.

A.       Reinsurance Trust

If the Reinsurer elects to secure its Obligations through a reinsurance trust account, the Reinsurer shall promptly establish a trust account (the "Statutory Trust") with terms and bank acceptable to the regulatory authority(ies) having jurisdiction over the Company. The trust agreement shall establish a trust that names the Company as beneficiary of the trust and the Reinsurer as grantor of the trust and shall satisfy applicable insurance regulatory requirements (the "Statutory Trust Agreement").

At all times during the term of this Agreement, the Reinsurer shall have on deposit in the Statutory Trust assets equal to the amount of the Obligations as of the last day of the immediately preceding fiscal quarter (the "Statutory Trust Amount"); provided, that the amount of the assets so deposited in the Statutory Trust may be less than the Statutory Trust Amount if the Reinsurer provides the Company with one or more letters of credit complying with Section B of this ARTICLE XII. Adjustments to the Statutory Trust Amount shall be made within thirty (30) days of Reinsurer's receipt of the report provided for in
Article VIII.

Assets deposited in the Statutory Trust shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), and investments of the types permitted for a domestic property/casualty reinsurance company under the provisions of the applicable insurance laws and regulations of the State of Connecticut, or any combination of the above, provided that any such investments are not issued by an institution that is the parent, subsidiary, or affiliate of either the Company or the Reinsurer.

Upon notification by the Company that the value of the assets on deposit in the Statutory Trust is less than the Statutory Trust Amount (unless a letter of credit has been provided for the amount of such deficiency), the Reinsurer shall, within ten (10) days of receipt of such notice, deposit sufficient additional assets in the Statutory Trust to increase the value of the assets or deposit therein to the Statutory Trust Amount.


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The Reinsurer, prior to depositing assets in the Statutory Trust, shall execute assignments, endorsements in blank, or transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the direction of the Company, may whenever necessary negotiate, withdraw or dispose of any such assets without consent or signature from the Reinsurer or any other entity.

The Reinsurer and the Company agree that, notwithstanding any other provision of this Agreement, the assets in the Statutory Trust established pursuant to the provisions of this Agreement may be withdrawn by the Company at any time, without notice to the Reinsurer, upon the presentation of a letter signed by the President or any Vice President of the Company stating that amounts are due and owing with respect to this Agreement and stating the amounts due. Such withdrawn assets shall be utilized and applied by the Company or its successors in interest by operation of law, including without limitation any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Reinsurer, only for the following purposes:

1. To reimburse the Company for the Reinsurer's share of premiums returned to the owners of Contracts ceded to this Agreement because of cancellations of such Contracts ("Return Premiums").

2. To pay the Reinsurer's share or to reimburse the Company for the Reinsurer's share of any Obligations, as stipulated in the annual statement submitted by the Company to the Reinsurer, which share is due to the Company and not otherwise paid by the Reinsurer.

3. To withdraw the balance of the Statutory Trust Account and place such sums in an interest bearing trust account to secure the continuing liabilities of the Reinsurer under this Agreement, in the event the Company has received effective notice of termination of the Statutory Trust Account and the Reinsurer's liability remains unliquidated and undischarged ten (10) days prior to the termination date of the Statutory Trust Account. Such sums will remain in an interest bearing trust account until a renewal Trust Agreement acceptable to the regulatory authority(ies) having jurisdiction over the Company, or a substitute in lieu thereof acceptable to the regulatory authority(ies) having jurisdiction over the Company, has been received by the Company. The Company shall provide to the Reinsurer payment of any interest thereon accruing from such account.

4. To refund any sum which is in excess of 102% of the actual amount required to fund the Obligations under this Agreement.

5. To pay any Commissions, Profit Commissions or other amounts the Company claims are due under this Agreement.


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The Company agrees to return to the Reinsurer any amounts withdrawn from the
Statutory Trust which are in excess of the actual amounts required for items 1, 2, and 3 above or, in the case of item 5 above, any amounts that are subsequently determined not to be due.

The Company further agrees to utilize all of the assets in the Statutory Trust Account prior to drawing on any letter of credit established pursuant to Section B of this ARTICLE XII.

B.       Letters of Credit

By January 1 of each year during the term of this Agreement, the Reinsurer shall, in the event that assets equal to the Statutory Trust Amount are not on deposit in the Statutory Trust, establish and provide to the Company a clean, irrevocable and unconditional Letter of Credit issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the shortfall in the Statutory Trust. Such Letter of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless thirty (30) days (sixty
(60) days where required by insurance regulatory authorities) prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period.

The Reinsurer and Company agree that the Letter of Credit provided by the Reinsurer pursuant to the provisions of this Agreement may be drawn upon at any time, notwithstanding any other provision of this Agreement, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for the following purposes:

1. to reimburse the Company for the Obligations, the payment of which is due under the terms of this Agreement and which has not been otherwise paid;

2. to make refund of any sum which is in excess of the actual amount required to pay the Obligations under this Agreement;

3. to fund an account with the Company for the Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer;

4. to pay the Reinsurer's share of any other amounts the Company claims are due under this Agreement.

In the event the amount drawn by the Company on any Letter of Credit is in excess of the actual


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amount required for 1, 2 or 3, or in the case of 4, the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

From time to time, the Company shall reduce the amounts of any letters of credit established under this ARTICLE XII, or release assets from the Statutory Trust established pursuant to this ARTICLE XII by such amounts as the Company reasonably determines (in its sole discretion) are no longer required to secure the obligations of the Reinsurer to the Company hereunder; provided, however, that in no event shall the value of the assets held in the Statutory Trust plus the amount of such letters of credit be less than the Obligations.

                                  ARTICLE XIII

TAXES

In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than on Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia.

                                   ARTICLE XIV

FEDERAL EXCISE TAX

The Reinsurer and the Company agree that the Company shall withhold and pay over to the United States Treasury Department, together with all necessary forms and reports, the Excise Tax imposed by Section 4371 of the Internal Revenue Code of 1986, as amended, in accordance with the provisions of Sections 4370 through 4374 thereof. The Company will provide the Reinsurer copies of all such returns and reports. In the event of any Return Premium becoming due hereunder, the Company will either (i) offset the Excise Tax applicable to the Return Premium against future Excise Taxes payable to the Treasury Department, or (ii) pay to the Reinsurer the amount which the Company recovers from the Treasury Department with respect to the Return Premium. In the event any amount offset pursuant to subsection (i) of the previous sentence is

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disallowed by the Internal Revenue Service, the Reinsurer shall indemnify the
Company for any such disallowed amount. The Company will use reasonable efforts to offset or recover any such tax previously withheld on the returned portion of the premium and the Reinsurer will cooperate with the Company to the extent reasonably necessary to assist the Company in offsetting or recovering the tax previously withheld on the returned portion of the premium from the Treasury Department.

                                   ARTICLE XV

CURRENCY

Wherever the word "Dollars" or sign "$" appear in this Agreement they shall be construed to mean United States Dollars.

For purposes of this Agreement, where the Company receives premiums or pays losses and/or commissions in currencies other than United States currency, such premiums or losses and commissions shall be converted into United States Dollars at the same rates of exchange as entered in the Company's books.

                                   ARTICLE XVI

ACCESS TO RECORDS

The Reinsurer or its duly accredited representatives shall have full access to the books and records (other than any list or lists of brokers through which the Company has written the business ceded hereunder) of the Company at all reasonable times for the purpose of obtaining information concerning this Agreement or the subject matter hereof. Upon request, the Company shall supply the Reinsurer, at the Reinsurer's expense, with copies of the whole or any part of such books and records relating to this Agreement or the subject matter hereof.

The Reinsurer agrees, on behalf of itself and its representatives, to hold and keep confidential, and not to disclose to any third party (unless requested or required by relevant insurance regulatory authorities or otherwise compelled to do so by applicable law), any confidential and proprietary information of the Company which it receives or has access to pursuant to the above paragraph. The Reinsurer further agrees, on behalf of itself and its representatives, that it shall not use any underwriting or related information received from the Company, except for the sole purpose of analyzing the risks to be ceded to the Reinsurer hereunder or in the application of the terms of this Agreement. The Reinsurer agrees to abide by any determination by the Company that any information provided to the Reinsurer constitutes confidential and proprietary information.

                                  ARTICLE XVII

ERRORS AND OMISSIONS

Except as provided in the second sentence of ARTICLE II hereof, any inadvertent delay, omission, or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified promptly upon discovery.

                                  ARTICLE XVIII

INSOLVENCY

In the event of the insolvency of the Company, this reinsurance shall be payable by the Reinsurer directly to the Company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator, or statutory successor of the Company has failed to pay all or portion of any claim. It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor.

The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of their respective reinsurance agreements as though such expense had been incurred by the Company.

The reinsurance shall be payable by the Reinsurer to the Company or its liquidator, receiver, conservator, or statutory successor, except as provided by
Section 4118(a) of the New York Insurance Law or except (a) where the agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company, and (b) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

                                   ARTICLE XIX

ARBITRATION

As a condition precedent to any right of action hereunder, if any dispute, claim or controversy shall arise between the Company and the Reinsurer with respect to this Agreement, the interpretation or breach thereof or the rights of the parties with respect to any transaction contemplated hereunder (a "Dispute"), whether such Dispute arises before or after termination of this Agreement, such dispute, upon the written demand of either party, shall be arbitrated in accordance with this ARTICLE XIX. Any such demand for arbitration shall be made within a reasonable time after the Dispute has arisen, and in any event shall not be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations.

Any Dispute to be arbitrated hereunder shall be submitted to three arbitrators, one to be appointed by each party, and an umpire to be chosen by the two so appointed. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of the umpire within thirty (30) days of their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the choice between the remaining two shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance or reinsurance companies or underwriters at Lloyd's, London not under the control of, or having had in the previous 3 years direct and material business relations with, or related by birth or marriage to any employee of, either party to this Agreement, and having no other personal or financial interest in the outcome of the arbitration. Any determination by a majority of the arbitrators shall be binding and conclusive upon the parties hereto.

Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the umpire. All proceedings before the arbitration panel shall be informal and the arbitrators shall have the power to fix all procedural rules relating to the arbitration proceeding.

The arbitration panel shall render its decision within thirty (30) days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor. Judgment upon the final decision of the arbitrators may be entered in any court having jurisdiction or application may be made to such court for a judicial confirmation of the award and an order of enforcement, as the case may be. Unless otherwise allocated by the arbitrators, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of any other expenses of the arbitration. The arbitration shall take place in the city in which the Company's head office is located unless some other place is mutually agreed upon by the Company and the Reinsurer.

Notwithstanding the foregoing provisions of this ARTICLE XIX, it is hereby agreed that no arbitration panel shall have any power to add to, alter or modify the terms and conditions of this Agreement or to decide any issue which does not arise from the interpretation or application of the provisions of this Agreement.

                                   ARTICLE XX

SERVICE OF SUIT

In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder following an arbitration decision, or if court action is necessary to aid arbitration, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction in the State and City of New York and will comply with all requirements necessary to give such court jurisdiction. All matters arising hereunder shall be determined in accordance with the law and practice of such court. Nothing in this ARTICLE XX constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

Service of process in such suit may be made upon Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178 (the "agent for service of process") and in any suit instituted upon this Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal whose decision is no longer subject to appeal. The above-named agent for service of process is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and the Reinsurer hereby agrees that any such service shall be deemed good and sufficient service under the New York Civil Practice Laws and Rules.

Further, pursuant to any statute of any state, territory or district of the United States of America which requires that the Reinsurer appoint a person designated by such statute as its agent for service of process, Reinsurer hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in such statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the agent for service of process as the firm to whom the said officer is authorized to mail such process or a true copy thereof if such agent must be in the United States, otherwise such process shall be mailed to the Reinsurer at its address for notice under Article XXII hereof.

                                   ARTICLE XXI

LIMITATIONS ON LIABILITY

The parties acknowledge that all business ceded under this Agreement shall be subject to acceptance or rejection by the Reinsurer in its sole judgment. Accordingly, in no event shall the Company be liable to the Reinsurer respecting
(i) the volume of business ceded pursuant to this Agreement (provided the Quota Share, if any, is offered to be ceded) or (ii) any losses on any business ceded pursuant to this Agreement.

Subject to the provisions of the preceding paragraph, the liability of the Company to the Reinsurer in respect of any failure to comply with the provisions of this Agreement shall be limited to amounts actually owed hereunder and damages directly caused by the willful misconduct or gross negligence of the Company. In no event shall the Company be liable for indirect, incidental, special or consequential damages.

The parties shall each be entitled to specific performance of the terms of this Agreement.

                                  ARTICLE XXII

NOTICES

All notices, requests, demands and other communications hereunder must be in writing (including facsimile transmission) and shall be deemed to have been duly given (i) when received if delivered by hand against written receipt, (ii) when sent if sent by facsimile transmission between 9:00 a.m. and 5:00 p.m. on a day when the Federal Reserve Bank and the Bank of Bermuda are open for business, provided such transmission is confirmed by the transmitting machine, (iii) 5 days after being mailed if mailed by prepaid, first class certified mail, return receipt requested, or (iv) if sent by overnight courier, 2 days after delivery to a recognized major overnight courier service, fees prepaid. In each case notices shall be addressed as follows:

                  If to the Company:

                           PXRE Reinsurance Company
                           399 Thornall Street
                           14th Floor
                           Edison, NJ  08837
                           Attention:  President
                           Facsimile No.:  908-906-9157

                  If to the Reinsurer:

                           PXRE Reinsurance Ltd.
                           99 Front Street
                           Hamilton
                           Bermuda
                           Attention:  President
                           Facsimile No.:

Any party by notice in writing sent to the other may change the name, address or facsimile number to which notices, requests, demands or other communications to it shall be given.

                                  ARTICLE XXIII

MISCELLANEOUS

Both the Reinsurer and the Company shall have, and may exercise at any time, the right to offset any balance or balances due from one party to the other or, to the extent permitted by applicable law, such other's successor, including a successor by operation of law. Such offset may only include balances due under this Agreement and any other reinsurance agreements heretofore or hereafter entered into between the Reinsurer and the Company, regardless of whether such balances are in respect of premiums, or losses or otherwise, and regardless of the capacity of any party, whether as reinsurer or reinsured, under the various agreements involved.

This Agreement (including any Endorsements hereto) contains the entire agreement between the parties, and supersedes all prior or contemporaneous discussions, negotiations, representations, or agreements, relating to the subject matter hereof.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York (other than any conflict of law rule which might result in the application of the law of any other jurisdiction).

This Agreement is intended for the exclusive benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing contained in this Agreement shall be construed as creating any rights or benefits in or to any third party.

The captions of the various sections of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

This Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced.

Except as otherwise provided in this Agreement, any failure or delay on the part of any party in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available at law or in equity.

No party may assign any of its rights or obligations under this Agreement without the written consent of the other party to this Agreement, which consent may be arbitrarily withheld by such party, any such non-consented to assignments being void. Except as otherwise provided in this Agreement, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each party to this Agreement.

This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers in Hamilton, Bermuda as of the date first written above.

                                 PXRE REINSURANCE LTD.



                                 By /s/ Gerald L. Radke
                                    ____________________________________________
                                    Name:  Gerald L. Radke
                                    Title: President

                                  PXRE REINSURANCE COMPANY



                                  By /s/ Gerald L. Radke
                                     ___________________________________________
                                     Name:  Gerald L. Radke
                                     Title: Chairman and Chief Executive Officer

                                                                         ANNEX I

                                   QUOTA SHARE
                                   ENDORSEMENT
                                       TO
                             FACULTATIVE OBLIGATORY
                            RETROCESSIONAL AGREEMENT
            (hereinafter referred to as the "Reinsurance Agreement")
                                     between
                            PXRE REINSURANCE COMPANY
                    (hereinafter referred to as the "Company)
                                       and
                              PXRE REINSURANCE LTD.
                  (hereinafter referred to as the "Reinsurer")

It is understood and agreed that for the Period commencing October 1, 1999:

               (i) the applicable quota share for purposes of the Reinsurance Agreement shall be thirty percent (30%); and

              (ii) Cessions to the Reinsurance Agreement shall not exceed $3,000,000 per reinsurance program.

Signed in Hamilton, Bermuda, as of October 14, 1999


                                 PXRE REINSURANCE LTD.



                                 By /s/ Gerald L. Radke
                                    ____________________________________________
                                    Name:  Gerald L. Radke
                                    Title: President


                                  PXRE REINSURANCE COMPANY



                                  By /s/ Gerald L. Radke
                                     ___________________________________________
                                     Name:  Gerald L. Radke
                                     Title: Chairman and Chief Executive Officer

                       AGGREGATE EXCESS OF LOSS AGREEMENT

                                     BETWEEN

                            PXRE REINSURANCE COMPANY

                                       AND

                              PXRE REINSURANCE LTD.

AGGREGATE EXCESS OF LOSS AGREEMENT, dated as of October 14, 1999 and effective as of October 1, 1999 (hereinafter referred to as the "Agreement"), between PXRE REINSURANCE LTD., a Bermuda company (hereinafter referred to as the "Company"), and PXRE REINSURANCE COMPANY, a Connecticut corporation (hereinafter referred to as "Reinsurer").

                              W I T N E S S E T H :

WHEREAS, the Company and the Reinsurer wish to enter into an aggregate excess of loss arrangement pursuant to which the Company will cede to the Reinsurer, and the Reinsurer will assume from the Company, certain of the Company's excess liabilities arising from the Company's reinsurance business, upon the terms and subject to the conditions described below.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and of the mutual benefits herein provided, the parties hereto agree as follows:

                                    ARTICLE I

REINSURANCE CLAUSE

Commencing with the effective date of this Agreement and subject to the Aggregate Limit of Liability, the Reinsurer hereby reinsures the aggregate liability of the Company resulting from losses in excess of the Aggregate Retention that occur during the term of this Agreement under the Company's Contracts, in force at the inception of this Agreement or written or renewed during the term of this Agreement, subject to the terms and conditions set forth herein.

In no event shall the Reinsurer be required to pay any losses hereunder (a) unless and until the Company's Ultimate Net Loss has exceeded the Aggregate Retention set forth in Annex I attached hereto; or (b) after the exhaustion of the Aggregate Limit of Liability set forth in Annex I attached hereto. If this Agreement is renewed pursuant to Article II and the Parties desire to vary the Aggregate Retention or Aggregate Limit of Liability, the Parties shall execute an endorsement (substantially in the form of the Annex I attached hereto).

The terms "Contracts", "Contracts written by the Company" and "Contracts of the Company" shall mean any and all binders, policies, certificates, agreements and contracts of reinsurance and insurance in force on the effective date hereof or issued, renewed, accepted or held, covered provisionally or otherwise in the name of the Company on or after the effective date.

The term "Ultimate Net Loss" means the actual loss, including loss adjustment expense, 100% of loss in excess of policy limits and 100% of extra contractual obligations, paid or to be paid by the Company on its Net Retained Line after making deductions for all recoveries, salvages, subrogations and all claims on inuring reinsurance, whether collectible or not; provided, however, that in the event of the insolvency of the Company, payment by the Reinsurer shall be made in accordance with the provisions of the Insolvency Article. Nothing herein shall be construed to mean that losses under this Agreement are not recoverable until the Company's ultimate net loss has been ascertained.

The term "Net Retained Line" shall mean the amount of liability which the Company maintains per reinsurance program after deduction of liability ceded, if any, to any general or specific retrocessions to protect the Company and its reinsurers (including, without limitation, the Reinsurer).

                                   ARTICLE II

TERM AND CANCELLATION

This Agreement shall be effective from 12:01 a.m. Eastern Time, October 1, 1999 and shall be continuously in force until 11:59 p.m. Eastern Time, December 31, 2000 (the "Termination Date"). This Agreement shall automatically renew for a one year term at each subsequent December 31 unless either Party has given written notice to the other Party at least 90 days prior to December 31 of the subject year of its intention not to renew this Agreement. If this Agreement is so renewed, the "Termination Date" shall be the following December 31.

This Agreement may be terminated:

         (a) by the Company prior to the Termination Date by notice to the Reinsurer in the event that the Reinsurer's shareholders' equity (calculated under statutory accounting principles) shall have declined by 50% or more from the amount of such shareholders' equity as at the previous December 31;

         (b) by the Company prior to the Termination Date upon:

                  (i) a material breach by the Reinsurer of its obligations under this Agreement (x) which breach has not been cured within ten (10) days following receipt by the Reinsurer of written notice of such breach or (y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach, or

                  (ii) the conviction of, or plea of nolo contendere by, the Reinsurer or any of its directors or executive officers ("Reinsurer Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against the

                  Reinsurer or any of the Reinsurer Persons finding a common law fraud, or other unlawful conduct by the Reinsurer or any of the Reinsurer Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, the Company or any of its subsidiaries or affiliates; or

         (c) by the Reinsurer prior to the Termination Date upon:

                  (i) a material breach by the Company of its obligations under this Agreement (x) which breach has not been cured within ten
                  (10) days following receipt by the Company of written notice of such breach or (y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach, or

                  (ii) the conviction of, or plea of nolo contendere by, the Company or any of its directors or executive officers (the "Company Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against the Company or any of the Company Persons finding a common law fraud, or other unlawful conduct by the Company or any of the Company Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, the Reinsurer or any of its subsidiaries or affiliates.

The party desiring to terminate this Agreement pursuant to clause (a) through
(c) above shall give prompt written notice of such termination to the other party. No termination of this Agreement pursuant to clause (a) through (c) above by a party will relieve the other party from any liability for any breach of this Agreement or from the performance of any obligation due with respect to any period preceding such termination.

In the event of the termination of this Agreement, the Reinsurer shall remain liable for all cessions in force prior to the termination until the natural expiration date and final disposition of all losses and loss expenses occurring hereunder during the period of its participation, and any amounts due under this Agreement applicable to periods prior to termination (for whatever reason) shall remain due after such termination.

Notwithstanding the foregoing, in the event of a termination of this Agreement prior to its Termination Date as provided in clauses (a) or (b) above the Company may, at its option, reassume all reinsurances in force at such termination in which case the Reinsurer shall return to the Company the unearned premium reserve calculated as of such date.

                                   ARTICLE III

TERRITORY

This Agreement shall follow the territorial scope of the Contracts written by the Company.

                                   ARTICLE IV

EXCLUSIONS

This Agreement shall be subject to the exclusions contained in the original Contracts of the Company.

                                    ARTICLE V

ORIGINAL CONDITIONS

The true intent of this Agreement being that the Reinsurer shall follow the fortunes of the Company, all reinsurances hereunder shall be subject to the same terms, conditions, waivers and modifications as the respective Contracts of the Company.

                                   ARTICLE VI

PREMIUM

As premium for the reinsurance provided hereunder, the Company shall pay the Reinsurer the premium set forth in Annex I hereto.

                                   ARTICLE VII

REPORTS AND REMITTANCES

Within forty five (45) days after the close of each quarter, the Company will furnish the Reinsurer a quarterly statement showing the total reserves for outstanding losses, loss adjustment expense, unearned premiums, and such other information as may be required by the Reinsurer for completion of any reports or statements required to be filed with the Connecticut Insurance Department or other applicable insurance regulatory authorities. Reinsurer agrees (i) to provide to the Company such information as may be reasonably requested from time to time by the Company which information is required by the Company to comply with any requests or requirements of applicable insurance regulatory authorities and (ii) to take such other commercially reasonable actions as the Company shall request, which actions are necessary or desirable in order for the Company to comply with any applicable insurance regulatory requirements respecting its ability to take credit, or reduce its liabilities, by reason of the reinsurance cessions which are the subject of this Agreement.

Amounts due the Reinsurer by the Company will be remitted with the quarterly report. Amounts due the Company by the Reinsurer will be remitted within forty five (45) days following receipt of the report. Should payment due from the Reinsurer exceed $250,000 as respects any one loss, the Company may give the Reinsurer notice of payment made, or its intention to make payment, on a certain date. If the Company has paid the loss, payment will be made by the Reinsurer immediately. If the Company intends to pay the loss by a certain date and has submitted a satisfactory proof of loss or similar document, payment will be due from the Reinsurer twenty four (24) hours prior to that date, provided the Reinsurer has a period of five (5) business days after receipt of said notice to dispatch the payment. Cash loss amounts specifically remitted by the Reinsurer as set forth herein will be credited to its next quarterly report in which such cash loss amounts are reported.

                                  ARTICLE VIII

EXTRA CONTRACTUAL OBLIGATIONS

Subject to the Aggregate Retention and Aggregate Limit of Liability, the Reinsurer shall be liable hereunder for 100% of any loss to the Company in respect of Extra Contractual Obligations.

"Extra Contractual Obligations" are defined as those liabilities (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss) not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original loss. The time any amount is due from the Reinsurer hereunder shall be based upon the time the Company has made a payment to which these provisions relate.

For purposes of Extra Contractual Obligations coverage there shall be no recovery hereunder where the loss has been incurred due to or to the extent caused by fraud by a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or other organization or party involved in the presentation, defense or settlement of a claim on behalf of the Company.

                                   ARTICLE IX

JUDGMENTS IN EXCESS OF POLICY LIMITS

Subject to the Aggregate Retention and Aggregate Limit of Liability, this Agreement shall protect the Company for 100% of any loss in excess of the limit of its original policy, such loss in excess of the limit having been incurred because of failure by the Company to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement, or in the preparation of the defense, or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

However, this Article shall not apply where the loss has been incurred due to or to the extent caused by fraud by a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim.

For purposes of this Article the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss).

                                    ARTICLE X

TAXES

In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than on Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia.

                                   ARTICLE XI

CURRENCY

Wherever the word "Dollars" or sign "$" appear in this Agreement they shall be construed to mean United States Dollars.

For purposes of this Agreement, where the Company receives premiums or pays losses in currencies other than United States currency, such premiums or losses shall be converted into United States Dollars at the same rates of exchange as entered in the Company's books.

                                   ARTICLE XII

ACCESS TO RECORDS

The Reinsurer or its duly accredited representatives shall have full access to the books and records (other than any list or lists of brokers through which the Company has written the business ceded hereunder) of the Company at all reasonable times for the purpose of obtaining information concerning this Agreement or the subject matter hereof. Upon request, the Company shall supply the Reinsurer, at the Reinsurer's expense, with copies of the whole or any part of such books and records relating to this Agreement or the subject matter hereof.

The Reinsurer agrees, on behalf of itself and its representatives, to hold and keep confidential, and not to disclose to any third party (unless requested or required by relevant insurance regulatory authorities or otherwise compelled to do so by applicable law), any confidential and proprietary information of the Company which it receives or has access to pursuant to the above paragraph. The Reinsurer further agrees, on behalf of itself and its representatives, that it shall not use any underwriting or related information received from the Company, except for the sole purpose of analyzing the risks to be ceded to the Reinsurer hereunder or in the application of the terms of this Agreement. The Reinsurer agrees to abide by any determination by the Company that any information provided to the Reinsurer constitutes confidential and proprietary information.

                                  ARTICLE XIII

ERRORS AND OMISSIONS

Any inadvertent delay, omission, or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified promptly upon discovery.

                                   ARTICLE XIV

INSOLVENCY

In the event of the insolvency of the Company, this reinsurance shall be payable by the Reinsurer directly to the Company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator, or statutory successor of the Company has failed to pay all or portion of any claim. It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor.

The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of their respective reinsurance agreements as though such expense had been incurred by the Company.

The reinsurance shall be payable by the Reinsurer to the Company or its liquidator, receiver, conservator, or statutory successor, except as provided by
Section 4118(a) of the New York Insurance Law or except (a) where the agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company, and (b) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

                                   ARTICLE XV

ARBITRATION

As a condition precedent to any right of action hereunder, if any dispute, claim or controversy shall arise between the Company and the Reinsurer with respect to this Agreement, the interpretation or breach thereof or the rights of the parties with respect to any transaction contemplated hereunder (a "Dispute"), whether such Dispute arises before or after termination of this Agreement, such dispute, upon the written demand of either party, shall be arbitrated in accordance with this ARTICLE XV. Any such demand for arbitration shall be made within a reasonable time after the Dispute has arisen, and in any event shall not be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations.

Any Dispute to be arbitrated hereunder shall be submitted to three arbitrators, one to be appointed by each party, and an umpire to be chosen by the two so appointed. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of the umpire within thirty (30) days of their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the choice between the remaining two shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance or reinsurance companies or underwriters at Lloyd's, London not under the control of, or having had in the previous 3 years direct and material business relations with, or related by birth or marriage to any employee of, either party to this Agreement, and having no other personal or financial interest in the outcome of the arbitration. Any determination by a majority of the arbitrators shall be binding and conclusive upon the parties hereto.

Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the umpire. All proceedings before the arbitration panel shall be informal and the arbitrators shall have the power to fix all procedural rules relating to the arbitration proceeding.

The arbitration panel shall render its decision within thirty (30) days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor. Judgment upon the final decision of the arbitrators may be entered in any court having jurisdiction or application may be made to such court for a judicial confirmation of the award and an order of enforcement, as the case may be. Unless otherwise allocated by the arbitrators, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of any other expenses of the arbitration. The arbitration shall take place in the city in which the Company's head office is located unless some other place is mutually agreed upon by the Company and the Reinsurer.

Notwithstanding the foregoing provisions of this ARTICLE XV, it is hereby agreed that no arbitration panel shall have any power to add to, alter or modify the terms and conditions of this Agreement or to decide any issue which does not arise from the interpretation or application of the provisions of this Agreement.

                                   ARTICLE XVI

SERVICE OF SUIT

In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder following an arbitration decision, or if court action is necessary to aid arbitration, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction in the State and City of New York and will comply with all requirements necessary to give such court jurisdiction. All matters arising hereunder shall be determined in accordance with the law and practice of such court. Nothing in this ARTICLE XVI constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

Service of process in such suit may be made upon Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178 (the "agent for service of process") and in any suit instituted upon this Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal whose decision is no longer subject to appeal. The above-named agent for service of process is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and the Reinsurer hereby agrees that any such service shall be deemed good and sufficient service under the New York Civil Practice Laws and Rules.

Further, pursuant to any statute of any state, territory or district of the United States of America which requires that the Reinsurer appoint a person designated by such statute as its agent for service of process, Reinsurer hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in such statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the agent for service of process as the firm to whom the said officer is authorized to mail such process or a true copy thereof if such agent must be in the United States, otherwise such process shall be mailed to the Reinsurer at its address for notice under Article XVIII hereof.

                                  ARTICLE XVII

LIMITATIONS ON LIABILITY

The liability of the Company to the Reinsurer in respect of any failure to comply with the provisions of this Agreement shall be limited to amounts actually owed hereunder and damages directly caused by the willful misconduct or gross negligence of the Company. In no event shall the Company be liable for indirect, incidental, special or consequential damages.

The parties shall each be entitled to specific performance of the terms of this Agreement.

                                  ARTICLE XVIII

NOTICES

All notices, requests, demands and other communications hereunder must be in writing (including facsimile transmission) and shall be deemed to have been duly given (i) when received if delivered by hand against written receipt, (ii) when sent if sent by facsimile transmission between 9:00 a.m. and 5:00 p.m. on a day when the Federal Reserve Bank and the Bank of Bermuda are open for business, provided such transmission is confirmed by the transmitting machine, (iii) 5 days after being mailed if mailed by prepaid, first class certified mail, return receipt requested, or (iv) if sent by overnight courier, 2 days after delivery to a recognized major overnight courier service, fees prepaid. In each case notices shall be addressed as follows:

                  If to the Reinsurer:

                           PXRE Reinsurance Company
                           399 Thornall Street
                           14th Floor
                           Edison, NJ  08837
                           Attention:  President
                           Facsimile No.:  908-906-9157

                  If to the Company:

                           PXRE Reinsurance Ltd.
                           99 Front Street
                           Hamilton
                           Bermuda
                           Attention:  President
                           Facsimile No.:

Any party by notice in writing sent to the other may change the name, address or facsimile number to which notices, requests, demands or other communications to it shall be given.

                                   ARTICLE XIX

MISCELLANEOUS

Both the Reinsurer and the Company shall have, and may exercise at any time, the right to offset any balance or balances due from one party to the other or, to the extent permitted by applicable law, such other's successor, including a successor by operation of law. Such offset may only include balances due under this Agreement and any other reinsurance agreements heretofore or hereafter entered into between the Reinsurer and the Company, regardless of whether such balances are in respect of premiums, or losses or otherwise, and regardless of the capacity of any party, whether as reinsurer or reinsured, under the various agreements involved.

This Agreement (including any Annexes or Endorsements hereto) contains the entire agreement between the parties, and supersedes all prior or contemporaneous discussions, negotiations, representations, or agreements, relating to the subject matter hereof.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York (other than any conflict of law rule which might result in the application of the law of any other jurisdiction).

This Agreement is intended for the exclusive benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing contained in this Agreement shall be construed as creating any rights or benefits in or to any third party.

The captions of the various sections of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

This Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced.

Except as otherwise provided in this Agreement, any failure or delay on the part of any party in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available at law or in equity.

No party may assign any of its rights or obligations under this Agreement without the written consent of the other party to this Agreement, which consent may be arbitrarily withheld by such party, any such non-consented to assignments being void. Except as otherwise provided in this Agreement, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each party to this Agreement.

This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers in Hamilton, Bermuda as of the date first written above.

                                   PXRE REINSURANCE LTD.



                                   By     /s/ Gerald L. Radke
                                     ___________________________________________
                                     Name:  Gerald L. Radke
                                     Title: President

                                   PXRE REINSURANCE COMPANY



                                   By     /s/ Gerald L. Radke
                                     ___________________________________________
                                     Name:  Gerald L. Radke
                                     Title: Chairman and Chief Executive Officer

                                     ANNEX I
                                       TO
                       AGGREGATE EXCESS OF LOSS AGREEMENT
            (hereinafter referred to as the "Reinsurance Agreement")
                                     between
                            PXRE REINSURANCE COMPANY
                  (hereinafter referred to as the "Reinsurer")
                                       and
                              PXRE REINSURANCE LTD.
                   (hereinafter referred to as the "Company")

It is understood and agreed that for the Period commencing October 1, 1999 and terminating on December 31, 2000:

1.   Aggregate Retention. The "Aggregate Retention" shall be the lesser of:

                           (A) $40,000,000, or
                           (B) 80% of the Company's Bermuda statutory capital
                               through January 1, 2000.

2. Aggregate Limit of Liability. In no event shall the Reinsurer be liable during the term of this Agreement for losses in excess of the Aggregate Limit of Liability of $30,000,000.

3. Premium. $450,000, payable quarterly in arrears in five equal installments of $90,000.


Signed in Hamilton, Bermuda, as of October 14, 1999

                                  PXRE REINSURANCE LTD.




                                  By  /s/ Gerald L. Radke
                                     ___________________________________________
                                     Name:  Gerald L. Radke
                                     Title: President


                                  PXRE REINSURANCE COMPANY



                                  By  /s/ Gerald L. Radke
                                     ___________________________________________
                                     Name:  Gerald L. Radke
                                     Title: Chairman and Chief Financial Officer